SECURITIES AND EXCHANGE COMMISSION
                                           WASHINGTON D.C. 20549


                                                __________


                                                 FORM 8-K


                                              CURRENT REPORT
                                                PURSUANT TO
                                          SECTION 13 or 15(d) OF
                                    THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 21, 1997




                                     THERMO-MIZER ENVIRONMENTAL CORP.
              -----------------------------------------------------------------
                            (Exact name of Registrant as specified in charter)


                                      DELAWARE 33-87284-N4 22-2312917
      -------------------------------------------------------------------------
                                (State or other (Commission (I.R.S Employer
                                 jurisdiction File Number) Identification
                                 of incorporation)              Number)



                              528 Oritan Avenue, Ridgefield, New Jersey 07657
       -------------------------------------------------------- ----------
                            (Address of Principal Executive Offices) (Zip Code)



                                               201-941-5805
                             -------------------------------------------------
                             Registrant's Telephone number including area code



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ITEM 5.  OTHER EVENTS
         ------------

     On March 21, 1997, Thermo-Mizer Environmental Corp. (the "Registrant") signed a letter of intent to acquire the business and substantially all of the assets of AdvanTech Corporation ("AdvanTech") for $1,000,000, consisting of $650,000 in cash and a $350,000 note, plus the assumption of AdvanTech's recorded liabilities. The Note is convertible, at the option of the holder, into shares of Registrants Common Stock at a price per share of $.6875.

     AdvanTech, based in Fairfield, New Jersey, installs environmental control systems and distributes a wide variety of hardware and software products used in such systems. The acquisition is subject, among other things, to the Registrant obtaining satisfactory financing.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THERMO-MIZER ENVIRONMENTAL CORP.

                                       /s/ Jon J. Darcy
                                       ------------------------------------
                                         By: Jon J. Darcy
                                         President


Date:  March 31, 1997



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